Employee Benefits	6 Months Ended
Jun. 30, 2022
Disclosure of information about defined benefit plans [abstract]
Employee Benefits

Note 17	Employee Benefits
In France, pension funds are generally financed by employer and employee contributions and are accounted for as a defined contribution plan with the employer contributions recognized as expense as incurred. The Group has no actuarial liabilities in connection with these plans. Related expenses recorded for the half-years ended June 30, 2022, and June 2021 amounted to €485, and €406 respectively.
French law also requires payment of a lump sum retirement indemnity to employees based on years of service and annual compensation at retirement, which are accounted for as a defined benefit plan. Benefits do not vest prior to retirement. The liability is calculated as the present value of estimated future benefits to be paid, applying the projected unit credit method whereby each period of service is seen as giving rise to an additional unit of benefit entitlement, each unit being measured separately to build up the final liability. At June 30, 2022, and at December 31, 2021 provisions for retirement indemnities recorded were €714 , and €864 , respectively.
For the half years ended June 30, 2022 and June 30, 2021, the provision for retirement indemnities has been calculated on the basis of one-half of the expected expenses for the corresponding period, taking into account, if applicable, particular events of significance (employee turnover) adjusted for the changes in discount rate and salary increase hypotheses.
As part of the measurement of the retirement indemnity to employees, the following assumptions were used for all categories of employees:

Population	Permanent staff
Retirement age	65
Terms of retirement	Initiated by the employee
Life expectancy	On the basis of the INSEE table
Probability of continued presence in the company at retirement age	On the basis of the DARES table
(1)INSEE is the French National Institute of Statistics; DARES is the French Bureau of Studies and Statistics

Rate	As of
(in € thousands)	2021/12/31	2022/06/30
Salary growth rate - in 2022	3.00%	6.00%
Salary growth rate - beyond	3.00%	3.00%
Discount rate (iboxx)	0.87%	3.50%
The discount rates are based on the market yield at December 31, 2021 and June 30, 2022 on high-quality corporate bonds.
The following table presents the changes in the present value of the defined benefit obligation:

Changes in the present value of the defined benefit obligation	As of
(in € thousands)	2022/06/30
Defined benefit obligation as of January 01, 2021 - as adjusted	922
Current service cost	154
Interest cost on benefit obligation	5
Actuarial losses / (gains) on obligation	—
Past service costs	(216)
Service paid to employees	—
Defined benefit obligation as of December 31, 2021	864
Current service cost	84
Interest cost on benefit obligation	4
Actuarial losses / (gains) on obligation	—
Past service costs	(238)
Service paid to employees	—
Defined benefit obligation as of June 30, 2022	714
Actuarial gains and losses are mainly due to the changes in actualization rate.
Sensitivity of the Group’s retirement and post-employment benefits to a variation of the discount rate :

	Retirement and post-employment benefits
Sensitivity of the Group's retirement and post-employment benefits	Changes in	Impact /
to a variation of the discount rate	assumptions /	present value of
(in € thousands)	discount rate	the undertaking
+	0.50%	(39)
-	0.50%	41